UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 4, 2017

Welltower Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-8923	34-1096634
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

4500 Dorr Street, Toledo, Ohio	43615
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (419) 247-2800

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

The Annual Meeting of Shareholders (the “Annual Meeting”) of Welltower Inc. (the “Company”) was held on May 4, 2017 in Toledo, Ohio. The voting results for each of the proposals submitted to a vote of the shareholders at the Annual Meeting are set forth below.

Proposal #1 — Election of ten directors to hold office until the next annual meeting of shareholders and until their respective successors have been duly elected and qualified:

Nominee	For	Against	Abstentions	Broker Non-Votes
Kenneth J. Bacon	280,953,395	5,164,801	436,932	44,991,393
Thomas J. DeRosa	284,603,130	1,523,009	428,989	44,991,393
Jeffrey H. Donahue	279,372,115	6,749,870	433,143	44,991,393
Fred S. Klipsch	284,264,708	1,843,936	446,484	44,991,393
Geoffrey G. Meyers	285,034,276	1,085,811	435,041	44,991,393
Timothy J. Naughton	258,939,755	27,182,039	433,334	44,991,393
Sharon M. Oster	278,761,979	7,394,803	398,346	44,991,393
Judith C. Pelham	285,689,385	444,557	421,186	44,991,393
Sergio D. Rivera	285,718,760	396,796	439,572	44,991,393
R. Scott Trumbull	274,602,177	11,507,887	445,064	44,991,393

Each of the directors was elected at the Annual Meeting.

Proposal #2 — Ratification of the appointment of Ernst & Young LLP as independent registered public accounting firm for the fiscal year 2017:

For	Against	Abstentions	Broker Non-Votes
326,973,833	3,639,330	933,358	0

This proposal was approved at the Annual Meeting.

Proposal #3 — Advisory vote to approve executive compensation as disclosed in the proxy statement for the Annual Meeting pursuant to the compensation disclosure rules of the Securities and Exchange Commission:

For	Against	Abstentions	Broker Non-Votes
275,539,780	10,055,734	959,614	44,991,393

This proposal was approved at the Annual Meeting.

Proposal #4 — Advisory vote on the frequency of advisory votes on executive compensation:

1 Year	2 Years	3 Years	Abstentions	Broker Non-Votes
244,193,567	504,875	41,274,384	582,302	44,991,393

A majority of shareholders voted for “1 Year.” Based on these results, and consistent with the Company’s recommendation, the Company’s Board of Directors has determined that the Company will hold an advisory vote on executive compensation every year until the next required vote on the frequency of such votes.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WELLTOWER INC.

By:	/s/ MATTHEW MCQUEEN
	Name:	Matthew McQueen
	Title:	Senior Vice President – General Counsel & Corporate Secretary

Date: May 5, 2017